CANCER GENETICS INCORPORATED

De-risking and Accelerating Drug Discovery



StemoniX | CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY

THE FINE PRINT

DISCLAIMER

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger between Cancer Genetics ("CGIX") and StemoniX (the "Merger"), CGIX and StemoniX intend to file relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. INVESTORS AND SECURITY HOLDERS OF CGIX AND STEMONIX ARE URGED TO READ THESE MATERIALS (AS WELL AS AMENDMENTS AND SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CGIX, STEMONIX AND THE PROPOSED MERGER. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by CGIX with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by CGIX by directing a written request to: Cancer Genetics, Inc., c/o John A. Roberts, Chief Executive Officer, 201 Route 17 North 2nd Floor, Rutherford, NJ 07070. Investors and security holders are urged to read the Registration Statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

These slides shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CGIX and its directors and executive officers and StemoniX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CGIX in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of CGIX and their ownership of shares of CGIX's common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on May 29, 2020, and in subsequent documents to be filed with the SEC, including the Registration Statement referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will also be included in the Registration Statement and other relevant materials to be filed with the SEC when they become available. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Chief Executive Officer at CGIX at the address described above.

Forward Looking Statements:

These slides contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to Cancer Genetics Inc.'s expectations regarding future financial and/or operating results, potential for the collaboration with StemoniX and Mendel Health and potential for our services, future revenues or growth, or the potential for future strategic transactions in this press release constitute forward-looking statements.

Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in our attempts to adapt to the global coronavirus pandemic, achieve profitability by increasing sales of our pre-clinical services,, maintain our existing customer base and avoid cancellation of customer contracts or discontinuance of trials, raise capital to meet our liquidity needs, properly evaluate strategic options, and other risks discussed in the Cancer Genetics, Inc. Form 10-K for the year ended December 31, 2019 and Form 10-Q for the quarter ended June 30, 2020, along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements.

CGIX RECENT HISTORY

THE FUTURE OF DRUG DISCOVERY

Feb 2018

Focus on core businesses and execute on a transformation strategy

2019

Focus on Discovery

Initiate M&A strategy to identify strategic options

2021 +

Focused on Precision and Translational Medicine to drive drug discovery and novel therapy development *

*Assumes pending merger with StemoniX is consummated

StemoniX | CGI CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY

ESTABLISHED AND TRUSTED

REDEFINING OUR APPROACH

The trusted brand for delivering products and services that drive efficient and effective drug development and discovery.

CAPITAL MARKET ACCESS

Publicly Traded

Nasdaq Capital Market

Large retail base of shareholders

StemoniX | CGI CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY

GLOBAL DISCOVERY SERVICES

GLP-compliant Labs

State-of-the-Art Facilities

Secure Data Management

Project Management and Study Design

Diverse and Innovative Customers

EXPERIENCED DISCOVERY ALLIANCE

Bioanalytical Unit

Dedicated Project Management

Study Directors

Quality and Regulatory Team

STRATEGY



Cancer Genetics
NASDAQ Listed (CGIX)
• Proven Leadership
• Cancer Big Data
• Tumor Line Library
• Global Partners
Clinical
Accuracy
Discovery Engine
Speed
vivoPharm
• Late Stage Preclinical Experts
• in vivo Research
• Efficacy & Toxicology
StemoniX
• Industrialized Human Organoids (Discovery)
• Data Science
• Machine Learning
• Global Pharma Partners

Convergence of Inputs

- Leading-Edge Human Organoid Platforms and Machine Learning
- Proven Pre-Clinical Expertise
- Patient Big Data

Outcomes: Discovery Engine

- Accelerated Drug Discovery
- Improved Predictions
- Novel Therapeutics

StemoniX | CGI CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY

THE CGIX DRUG DISCOVERY ENGINE

Build on Combined Assets and Partnerships – Invert Traditional Drug Discovery

- De-risk toxicity and efficacy through human relevant *in vitro* screening and *in silico* investigation
- Optimize synergies between *in vitro* and *in vivo* screening of candidates
- Influence and support the regulatory process through a neutral forum
- Accelerate drug candidate predictivity


Enhanced animal models
3D human cell organoids
Where science
Scientific insight
Drug Discovery Engine
Digital platform
Meets technology
AI-assisted data analytics and workflow

StemoniX | CGI CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY

Global Footprint


Minneapolis, MN
Organoid Production
New Jersey
HQ
Hershey, PA
In vivo Testing
San Diego, CA
Drug Discovery
Munich, Germany
Project Management,
Marketing
South Australia
Toxicology
Victoria
Safety &
Analytical

StemoniX | CGI CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY

LED BY PASSION

OUR TEAM

Post merger with StemoniX

Jay Roberts, MBA

CEO

Chief Executive Officer

- 30+ years healthcare executive leader
- 50+ capital markets and M&A transactions
- 17 years in public company leadership roles with multiple premium exits

Ping Yeh, MBA

CIO

Chief Innovation Officer

- Cofounder/CEO of StemoniX and nanotechnologist
- Brought multiple innovations to market in the semi-conductor and storage industries
- Formed and led multiple global teams in technology development

Robert Petcavich, PhD

CSO

Interim Chief Science Officer

- Cofounder/CSO of StemoniX
- 30+ year successful CEO/CSO executive of Nasdaq-listed biotech and medical device companies
- Ph.D. Chemistry, Polymer Science

Andy LaFrence, CPA

CFO

Chief Financial Officer

- KPMG Audit Partner & IPO Readiness Practice
- Ten years of operational CFO experience, including 5 years public company
- 36 years providing financial and business strategy

Ralf Brandt, PhD

President

President, Discovery Services

- 25+ years in biochemistry and cell biology
- Co-founder of international *vivo*Pharm drug discovery CRO
- Lead scientist at Novartis and *in vivo* pharmaceutical testing expertise

Barb Jones, PhD

SVP *

SVP, External and Regulatory Affairs

- 20+ years international standards, regulatory, and health leadership
- Quality, compliance, and scientific collaboration expertise
- National Lab R&D and pharma manufacturing background

*Offer Pending

StemoniX | CGI CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY



FOCUS ON INNNOVATION

UNIQUE INTELLECTUAL PROPERTY

Novel Human Biological Models

Global Leader in Industrialized Human Organoids

- High Functionality
- High Consistency
- High Biological Accuracy

Disease Models

- Brain: Neurodevelopment, Neurodegeneration
- Cardiac: Fibrosis
- Pancreas: Diabetes
- Oncology Models (brain, pancreas)


microHeart® 3D
microBrain® 3D
microBrain® 2D
microPancreas® 3D
microHeart®

microBrain 3D



Healthy Waveform

Disease Waveform
(From patient or genetically engineered)

Treated Waveform
(Treatment returns function back to normal)

INDUSTRIALIZING NOBEL PRIZE WINNING TECHNOLOGY PLATFORMS


Industrialization
Induced Pluripotent Stem Cell (iPSC) Creation
Biopsy (skin/Blood)
Reprogramming Step
iPSCs
Neuro
Cardiac
Pancreas
Differentiation
Driving Cellular Accuracy
Functional Accuracy Consistent & High-throughput

StemoniX | CGI CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY

Case Study: Brain Cancer

Novel Biological Model + AI Drug Discovery Medicinal Chemistry + Drug Screening & *in vivo* Validation = Accelerated Drug Discovery


Brain Cancer Model
Human Brain Organoid +
Glioblastoma
Human
Brain Organoid
Tumor Cells

1T
Compound
Screening in
Silico
&
Drug
Synthesis


384 Brain Organoids
for High-Throughput
Screening

Speed to Discovery

Human Model Derisking

Savings Over Conventional Costs



NOVEL AND REPURPOSED THERAPEUTICS

PIPELINE DEVELOPMENT

DISEASE MODEL DEVELOPMENT

MicroOrgan® Platforms	Disease Model	Platform Development	Assay Development	Phenotypical Screening	Target ID	Lead ID	Lead Optimization
Neuro-Spheroid Platform microBrain®	Rett Syndrome						
	CDKL5 Deficiency Disorder						
	Midbrain/DOPA (Parkinson's)						
	Cortical (TBI/Alzheimer's)						
	Cancer (GBM/ Breast Mets)						
Cardio-Spheroid Platform microHeart®	Cardiac Fibrosis						
	Cardiac - Rett						
Panc-Spheroid Platform microPanc®	B-Islet Insult						

THERAPEUTIC PIPELINE

Program	Indications	Current State	Addressable Market
Rett Syndrome *Repurposed Drug*	Neurological delays, loss of general coordination	Model Validation → Screening Target ID → Hit ID → Lead ID → Candidate Selection → IND Filing	$500M
Rett Syndrome *Novel Drug*		Model Validation → Screening Target ID → Hit ID → Lead ID → Candidate Selection → IND Filing	
Glioblastoma	Solid Tumors	Model Validation → Screening Target ID → Hit ID → Lead ID → Candidate Selection → IND Filing	$1.4B '27 GlobalData.com
Parkinson's Disease	Tremors, movement & cognitive issues	Model Validation → Screening Target ID → Hit ID → Lead ID → Candidate Selection → IND Filing	$6B '24 Marketdataforcast.com
Neuro Inflammation	**Broad** pre-cursor to **disease**	Model Validation → Screening Target ID → Hit ID → Lead ID → Candidate Selection → IND Filing	



REVENUE AND VALUATION

COMMERCIAL OPPORTUNITIES

BUSINESS MODEL


Single Partner Lifetime Value
Revenue
Establish:
Human Organ Platform and Readouts
Co-Create:
Develop Disease Model
Validate:
Manufacture Disease Model
License Out
• Clinical assets / models
Contract Work
• Screen w/ shared economics
Leverages IP
• Internal Drug Discovery
Multiple clinical candidates per disease model
$50k-$500k
Value Creation
$500k - $Millions
Value Capture
Years
= Pharma Partner Project

StemoniX | CGI CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY

StemoniX and *vivo*Pharm Partner with Global Pharmaceutical Companies

- Pharma provides technology validation and supports innovative custom programs
- Half of the top 25 biopharma companies in the world are partners

1st Organoid Company Validated by the IQ Consortium

- Validation data presented to the FDA in March 2020

Case Study w/ a Top 10 Pharma

- Compound Screening Project
- Specificity Score: microBrain >90% vs. Rodent Near 0%
- Would have **SAVED 44 work-years & $100M+**

PARTNERING WITH TOP PHARMA

The International Consortium for Innovation and Quality in Pharmaceutical Development (IQ) is a technically-focused organization of pharmaceutical and biotechnology companies with a mission of advancing science and technology to augment the capability of member companies to develop transformational solutions that benefit patients, regulators and the broader R&D community.

TWO BUSINESS UNITS


Discovery Services
Well-established toxicology, efficacy, analytical chemistry programs combined with physiologically relevant cell-based assay (PRCA) platforms
Where Science Meets Technology
R&D to drive the identification of, and equity interests in, novel and redeployed therapeutics
Drug Discovery

BY THE NUMBERS

DISCOVERY IN ACTION

Highly-scalable platform for early discovery, pre-clinical and pharmacology provides consulting, guidance and preparation of samples and clinical trial design

200+ *in vitro* and *in vivo* testing for Investigational New Drug ("IND") applications

5 STATE-OF-THE-ART LABS

20+ INDICATIONS

50+ CNS, CARDIAC AND ONCOLOGY STUDIES & TRIALS

StemoniX | CGI CANCER GENETICS INCORPORATED | VIVOPHARM A CGI COMPANY

TRANSFORMATIONAL STRATEGY

Building a cutting-edge, technology focused, drug discovery engine to derisk candidate selection through:

- Stabilizing our Balance Sheet
- Merging with StemoniX to enhance the value of our existing preclinical business
- Redesigning fundamental drug discovery to focus on a human-first approach
- Positioning to enhance value to our shareholders


VIVOPHARM
A CGI COMPANY
StemoniX
Where science
Scientific insight
Drug Discovery Engine
Digital platform
Meets technology
AI-assisted data analytics and workflow

Nasdaq : CGIX
Fall 2020

CANCER GENETICS INCORPORATED



contact@cgix.com
www.cancergenetics.com